                                                                      Exhibit 24


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Michael D. O'Halleran, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement (the "Universal Registration Statement") under the Securities Act of 1933, as amended, for the registration of the Debt Securities and the Capital Stock (which registration may, but shall not be required to be, made pursuant to Rule 415 under the Securities Act) and any and all amendments and supplements thereto or to the prospectus contained therein, (including pre-effective and post-effective amendments) to such Universal Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his/her name effective as of November 16, 2001.



                                       /s/ Franklin A. Cole
                                       ---------------------------

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Michael D. O'Halleran, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement (the "Universal Registration Statement") under the Securities Act of 1933, as amended, for the registration of the Debt Securities and the Capital Stock (which registration may, but shall not be required to be, made pursuant to Rule 415 under the Securities Act) and any and all amendments and supplements thereto or to the prospectus contained therein, (including pre-effective and post-effective amendments) to such Universal Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his/her name effective as of November 16, 2001.

                                       /s/ Edgar D. Jannotta
                                       -----------------------------

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Michael D. O'Halleran, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement (the "Universal Registration Statement") under the Securities Act of 1933, as amended, for the registration of the Debt Securities and the Capital Stock (which registration may, but shall not be required to be, made pursuant to Rule 415 under the Securities Act) and any and all amendments and supplements thereto or to the prospectus contained therein, (including pre-effective and post-effective amendments) to such Universal Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his/her name effective as of November 16, 2001.

                                       /s/ Lester B. Knight
                                       ----------------------------

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Michael D. O'Halleran, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement (the "Universal Registration Statement") under the Securities Act of 1933, as amended, for the registration of the Debt Securities and the Capital Stock (which registration may, but shall not be required to be, made pursuant to Rule 415 under the Securities Act) and any and all amendments and supplements thereto or to the prospectus contained therein, (including pre-effective and post-effective amendments) to such Universal Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his/her name effective as of November 16, 2001.

                                        /s/ Perry J. Lewis
                                        -----------------------------

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Michael D. O'Halleran, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement (the "Universal Registration Statement") under the Securities Act of 1933, as amended, for the registration of the Debt Securities and the Capital Stock (which registration may, but shall not be required to be, made pursuant to Rule 415 under the Securities Act) and any and all amendments and supplements thereto or to the prospectus contained therein, (including pre-effective and post-effective amendments) to such Universal Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his/her name effective as of November 16, 2001.

                                       /s/ Andrew J. McKenna
                                       ---------------------------

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Michael D. O'Halleran, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement (the "Universal Registration Statement") under the Securities Act of 1933, as amended, for the registration of the Debt Securities and the Capital Stock (which registration may, but shall not be required to be, made pursuant to Rule 415 under the Securities Act) and any and all amendments and supplements thereto or to the prospectus contained therein, (including pre-effective and post-effective amendments) to such Universal Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his/her name effective as of November 16, 2001.

                                       /s/ Robert S. Morrison
                                       ------------------------------

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Michael D. O'Halleran, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement (the "Universal Registration Statement") under the Securities Act of 1933, as amended, for the registration of the Debt Securities and the Capital Stock (which registration may, but shall not be required to be, made pursuant to Rule 415 under the Securities Act) and any and all amendments and supplements thereto or to the prospectus contained therein, (including pre-effective and post-effective amendments) to such Universal Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his/her name effective as of November 16, 2001.

                                       /s/ Richard C. Notebaert
                                       --------------------------------

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Michael D. O'Halleran, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement (the "Universal Registration Statement") under the Securities Act of 1933, as amended, for the registration of the Debt Securities and the Capital Stock (which registration may, but shall not be required to be, made pursuant to Rule 415 under the Securities Act) and any and all amendments and supplements thereto or to the prospectus contained therein, (including pre-effective and post-effective amendments) to such Universal Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his/her name effective as of November 16, 2001.

                                       /s/ Michael D. O'Halleran
                                       -------------------------------

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Michael D. O'Halleran, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement (the "Universal Registration Statement") under the Securities Act of 1933, as amended, for the registration of the Debt Securities and the Capital Stock (which registration may, but shall not be required to be, made pursuant to Rule 415 under the Securities Act) and any and all amendments and supplements thereto or to the prospectus contained therein, (including pre-effective and post-effective amendments) to such Universal Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his/her name effective as of November 16, 2001.

                                       /s/ Donald S. Perkins
                                       -------------------------------

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Michael D. O'Halleran, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement (the "Universal Registration Statement") under the Securities Act of 1933, as amended, for the registration of the Debt Securities and the Capital Stock (which registration may, but shall not be required to be, made pursuant to Rule 415 under the Securities Act) and any and all amendments and supplements thereto or to the prospectus contained therein, (including pre-effective and post-effective amendments) to such Universal Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his/her name effective as of November 16, 2001.

                                       /s/ John W. Rogers, Jr.
                                       -----------------------------

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Michael D. O'Halleran, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement (the "Universal Registration Statement") under the Securities Act of 1933, as amended, for the registration of the Debt Securities and the Capital Stock (which registration may, but shall not be required to be, made pursuant to Rule 415 under the Securities Act) and any and all amendments and supplements thereto or to the prospectus contained therein, (including pre-effective and post-effective amendments) to such Universal Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his/her name effective as of November 16, 2001.

                                       /s/ George A. Schaefer
                                       -----------------------------

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Michael D. O'Halleran, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement (the "Universal Registration Statement") under the Securities Act of 1933, as amended, for the registration of the Debt Securities and the Capital Stock (which registration may, but shall not be required to be, made pursuant to Rule 415 under the Securities Act) and any and all amendments and supplements thereto or to the prospectus contained therein, (including pre-effective and post-effective amendments) to such Universal Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his/her name effective as of November 16, 2001.

                                       /s/ Fred L. Turner
                                       ---------------------------

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Michael D. O'Halleran, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement (the "Universal Registration Statement") under the Securities Act of 1933, as amended, for the registration of the Debt Securities and the Capital Stock (which registration may, but shall not be required to be, made pursuant to Rule 415 under the Securities Act) and any and all amendments and supplements thereto or to the prospectus contained therein, (including pre-effective and post-effective amendments) to such Universal Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his/her name effective as of November 16, 2001.

                                       /s/ Arnold R. Weber
                                       -----------------------------

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Michael D. O'Halleran, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a registration statement (the "Universal Registration Statement") under the Securities Act of 1933, as amended, for the registration of the Debt Securities and the Capital Stock (which registration may, but shall not be required to be, made pursuant to Rule 415 under the Securities Act) and any and all amendments and supplements thereto or to the prospectus contained therein, (including pre-effective and post-effective amendments) to such Universal Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has signed his/her name effective as of November 16, 2001.

                                       /s/ Carolyn Y. Woo
                                       -----------------------------